UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-173040	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 Toledo Way
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

Pursuant to the terms of the Commercial License Agreement dated November 14, 2014, as subsequently amended (the “CLA”), between Ener-Core, Inc. (the “Company”) and the Dresser-Rand Company (“D-R”), the Company is required to provide a backstop security of $2.1 million to secure performance of certain obligations under the CLA (the “BSS”). Effective November 2, 2015, the Company executed that certain Backstop Security Support Agreement (the “Support Agreement”), pursuant to which an investor agreed to provide the Company with financial and other assistance (including the provision of sufficient and adequate collateral) as necessary in order for the Company to obtain a $2.1 million letter of credit acceptable to D-R as the BSS and with an expiration date of June 30, 2017 (“Letter of Credit”). If the investor is required to make any payments on the Letter of Credit, subject to the terms of the Intercreditor Agreement (as defined below), the Company shall reimburse the investor the full amount of any such payment. Such payment obligation is secured by a pledge of certain collateral of the Company pursuant to a Security Agreement dated November 2, 2015 (“Security Agreement”), and the security interest in favor of and the payment obligations to the investor are subject to the terms of that certain Subordination and Intercreditor Agreement executed concurrently with the Support Agreement and Security Agreement (the “Intercreditor Agreement”) by and among the investor, the Company and the collateral agent pursuant to the senior secured notes issued by the Company in April and May 2015 (the “2015 Notes”).

The term of the Company’s obligations under the Support Agreement (the “Term”) commenced on November 2, 2015, the issuance date of the Letter of Credit, and will terminate on the earliest of: (a) replacement of the Letter of Credit with an alternative BSS in favor of D-R, (b) D-R eliminating the BSS requirement under the CLA, or (c) the last day of the twenty-fourth calendar month following the commencement of the Term. In consideration of the investor’s support commitment, the Company will pay the investor a one-time fee equal to 4% of the amount of the Letter of Credit and a monthly fee equal to 1% of the amount of the Letter of Credit for the first twelve months. If the support agreement has not terminated after the initial twelve months, the Company will pay another one-time fee equal to 4% of the amount of the Letter of Credit, and a monthly fee equal to 2% of the amount of the Letter of Credit for up to another twelve months. The Company will also reimburse any upfront fees or expenses incurred by the investor in connection with obtaining the Letter of Credit, provided that if such upfront fee is less than 2% of the amount of the Letter of Credit, the Company will pay the investor an additional one-time fee equal to 50% of the reduction in such upfront fees. The Company retains the right to replace at any time, and in whole or in part, the collateral provided by the investor in connection with the Letter of Credit for the BSS with an alternative solution, with or without notice to investor and with no penalty for the exchange, but with a related reduction in fees.

Upon acceptance by D-R of the Letter of Credit as sufficient to satisfy the BSS obligation under the CLA on November 2, 2015, the Company also issued the investor a five-year warrant to purchase 74,000 shares of the Company’s common stock of Ener-Core, at an exercise price of $15.00/share, subject to adjustment for stock splits or other similar changes to the Company’s capital structure, which will become exercisable on the one-year anniversary of the first day of the Term (the “Warrant”).

In support of the execution of the Support Agreement, the Company and certain investors holding the 2015 Notes also amended the 2015 Notes effective November 2, 2015 to include the Support Agreement and all related Company-obligations under the definitions of “Permitted Indebtedness” and “Permitted Liens.” Such amendments are binding upon all of the issued 2015 Notes pursuant to the terms thereof.

The forms of the Support Agreement, Security Agreement and Intercreditor Agreement are attached as Exhibits 10.1, 10.2 and 10.3 to this report, and are incorporated herein by reference. The forms of the Warrant and the note amendments are attached as Exhibits 4.1, 4.2 and 4.3 to this report, and are incorporated herein by reference. The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

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Item 2.03          Creation of a Direct Financial Obligation of a Registrant.

The disclosures under Item 1.01 with respect to the Support Agreement, Security Agreement, the Intercreditor Agreement and amendments to the 2015 Notes are incorporated in this Item 2.03 by reference.

Item 3.02          Unregistered Sales of Equity Securities.

As more fully described in Item 1.01 above, which disclosure regarding the Warrant is incorporated by reference herein, the Company issued the Warrant to the investor party to the Support Agreement and the related agreements upon acceptance by D-R of the Letter of Credit as sufficient to satisfy the BSS obligation under the CLA, which occurred on November 2, 2015. The issuance of the Warrant is, and upon exercise of the Warrant on its terms, the issuance and sale of the underlying shares of common stock of the Company will be, exempt from registration pursuant to an exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated under the 1933 Act, based on representations of the investor, which included, in pertinent part, that the recipient is an “accredited investor” as that term is defined in Rule 501 of Regulation D, who is acquiring the Warrant for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that such the investor understands that the Warrant may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Warrant issued in support of Backstop Security Support Agreement, dated November 2, 2015
4.2	Form of Amendment to Senior Secured Notes issued in April 2015, effective November 2, 2015
4.3	Form of Amendment to Senior Secured Notes issued in May 2015, effective November 2, 2015
10.1	Backstop Security Support Agreement between Ener-Core, Inc. and an investor, dated November 2, 2015
10.2	Security Agreement between Ener-Core, Inc. and an investor, dated November 2, 2015
10.3	Subordination and Intercreditor Agreement among an investor, Ener-Core, Inc., and Empery Tax Efficient, LP in its capacity as collateral agent for senior lenders, dated November 2, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: November 3, 2015	By:	/s/ Domonic J. Carney
Domonic J. Carney Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Warrant issued in support of Backstop Security Support Agreement, dated November 2, 2015
4.2	Form of Amendment to Senior Secured Notes issued in April 2015, effective November 2, 2015
4.3	Form of Amendment to Senior Secured Notes issued in May 2015, effective November 2, 2015
10.1	Backstop Security Support Agreement between Ener-Core, Inc. and an investor, dated November 2, 2015
10.2	Security Agreement between Ener-Core, Inc. and an investor, dated November 2, 2015
10.3	Subordination and Intercreditor Agreement among an investor, Ener-Core, Inc., and Empery Tax Efficient, LP in its capacity as collateral agent for senior lenders, dated November 2, 2015

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